UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	March 19, 2008

TOR Minerals International, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-17321 (Commission File Number)	74-2081929 (IRS Employer Identification No.)
722 Burleson Street Corpus Christi, Texas	78402
(Address of Principal Executive Offices)	(Zip Code)

(361) 883-5591
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 19, 2008, TOR Minerals International, Inc. (the "Company", "Borrower") amended its current loan agreement with Bank of America (the "Bank").  Under the terms of the amendment, the maturity date for the Company's line of credit was extended from October 1, 2008 to April 1, 2009.  In addition, the following revisions were made to the existing loan covenants:

1.        Section 4(B)(i), Borrower's Ratio of Total Liabilities to Tangible Net Worth has been deleted in its entirety.

2.        Section 4(B)(ii), Borrower's Ratio of Current Assets to Current Liabilities has been deleted in its entirety and replaced with the following:

"Current Ratio.  Borrower agrees to maintain, on a consolidated basis, a ratio of current assets to current liabilities (including the outstanding principal balance of the Revolving Note) of at least 1.1 to 1.0, calculated as of each March 31, June 30, September 30, and December 31."

3.        Section 4(B)(iii), Borrower's Fixed Charge Coverage Ratio, is amended as follows:

"Fixed Charge Coverage Ratio.  Borrower agrees to maintain, on a consolidated basis, a Fixed Charge Coverage Ratio of at least 1.25 to 1.0.  "Fixed Charge Coverage Ratio" means the ratio of (a) the sum of EBITDA minus the sum of taxes, dividends and maintenance capital expenditures, to (b) the sum of interest expense, the current portion of long term debt and the current portion of capitalized lease obligations."

4.        Section 4(B)(iv), Borrower must maintain a positive net income, after tax, for the preceding twelve-month period has been deleted in its entirety.

5.        Section 4(B)(v), Borrower's Funded Debt to EBITDA Ratio has been added as follows:

"Funded Debt to EBITDA Ratio.  Borrower agrees that its Funded Debt to EBITDA Ratio, measured on a consolidated basis, will not exceed 4.50 to 1.0.  This ratio will be calculated at the end of each reporting period for which Lender requires financial statements from Borrower, using the results of the twelve-month period ending with that reporting period.  The current portion of long-term liabilities will be measured as of the date twelve-months prior to the current financial statements."

ITEM 2.03             CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See our discussion in Item 1.01 with respect to the Company's amended loan agreement with Bank of America.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell company transaction Not applicable
(d)	Exhibits. The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-B:
Exhibit Number Description 10.1 Fifth Amendment to Second Amended and Restated Loan Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: March 20, 2008	/s/ STEVEN H. PARKER
Steven H. Parker Treasurer and CFO

EXHIBIT INDEX

Exhibit No.	Description
10.1	Fifth Amendment to Second Amended and Restated Loan Agreement